UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 3, 2010

Grant Hartford Corporation

(Exact name of registrant as specified in its charter)

Montana	333-155507	20-8690366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

619 S.W. Higgins, Suite O, Missoula, MT	59803
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (406) 531-3363

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers. .

On March 5, 2010, the Company issued a press release announcing that on March 3, 2010, Dr. James Sears accepted the appointment to serve as a Director on the Company's Board of Directors.

A copy of the Company's press release dated March 5, 2010, is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(a)	N/A
(b)	N/A
(c)	N/A
(d)	Exhibits
99.1 Press Release dated March 5, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANT HARTFORD CORPORATION

Dated: March 5, 2010	By:	/s/Eric Sauve
	Name:	Eric Sauve
	Title:	Chief Executive Officer/Chief Financial Officer/Director

Exhibit No.	Description
99.1	Press release issued by Grant Hartford Corporation on March 5, 2010

2